Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2025

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	206	241	259	156	229	375	385	3%
U.S. Businesses	1,023	1,040	860	931	955	1,828	1,886	3%
International Businesses	702	766	742	848	761	1,598	1,609	1%
Corporate and Other	(371)	(487)	(490)	(415)	(280)	(806)	(695)	14%
Total adjusted operating income (loss) before income taxes	1,560	1,560	1,371	1,520	1,665	2,995	3,185	6%
Income taxes, applicable to adjusted operating income	363	352	303	332	381	683	713	4%
After-tax adjusted operating income (loss)	1,197	1,208	1,068	1,188	1,284	2,312	2,472	7%
Income (loss) attributable to Prudential Financial, Inc.	1,198	448	(57)	707	533	2,336	1,240	-47%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	13.5%	13.6%	12.2%	13.8%	14.9%	13.1%	14.4%
Return on Average Equity (based on net income (loss))	17.4%	6.1%	-0.8%	9.8%	7.1%	16.9%	8.4%
Distributions to Shareholders
Dividends paid	475	471	470	486	485	951	971	2%
Share repurchases	250	250	250	250	250	500	500	—%
Total capital returned	725	721	720	736	735	1,451	1,471	1%
Per Share Data
Net income (loss) - diluted (2)	3.28	1.24	(0.17)	1.96	1.48	6.40	3.44	-46%
Adjusted Operating Income - diluted	3.28	3.33	2.96	3.29	3.58	6.34	6.87	8%
Shareholder dividends	1.30	1.30	1.30	1.35	1.35	2.60	2.70	4%
GAAP book value - diluted	77.51	84.47	77.62	83.59	85.98
Adjusted book value - diluted (3)	98.42	98.71	95.82	96.37	96.41
Shares Outstanding
Weighted average number of common shares - basic	358.8	356.9	355.4	354.3	353.1	358.9	353.7	-1%
Weighted average number of common shares - diluted	360.5	358.7	357.3	356.1	354.9	360.5	355.5	-1%
End of period common shares - basic	357.7	355.9	354.6	354.0	351.9
End of period common shares - diluted	361.4	360.1	359.1	357.5	355.7

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) For the three months ended December 31, 2024 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended December 31, 2024 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income (loss)	3.28	3.33	2.96	3.29	3.58	6.34	6.87
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.49	(2.05)	(4.27)	(0.69)	(1.45)	0.31	(2.14)
Change in value of market risk benefits, net of related hedging gains (losses)	(0.82)	(0.41)	(0.22)	(0.99)	(1.20)	(0.48)	(2.19)
Market experience updates	0.13	(0.35)	0.17	0.11	0.12	0.04	0.23
Divested and Run-off Businesses:
Closed Block division	(0.17)	0.01	(0.15)	(0.06)	(0.05)	(0.17)	(0.11)
Other Divested and Run-off Businesses	0.11	0.13	(0.06)	(0.14)	0.03	0.01	(0.11)
Difference in earnings allocated to participating unvested share-based payment awards	—	0.02	0.02	0.02	0.02	—	0.04
Other adjustments (1)	(0.01)	(0.01)	(0.01)	0.08	—	(0.04)	0.08
Total reconciling items, before income taxes	(0.27)	(2.66)	(4.52)	(1.67)	(2.53)	(0.33)	(4.20)
Income taxes, not applicable to adjusted operating income	(0.27)	(0.57)	(1.39)	(0.34)	(0.43)	(0.39)	(0.77)
Total reconciling items, after income taxes	—	(2.09)	(3.13)	(1.33)	(2.10)	0.06	(3.43)
Net income (loss) attributable to Prudential Financial, Inc.	3.28	1.24	(0.17)	1.96	1.48	6.40	3.44
Weighted average number of outstanding common shares - basic	358.8	356.9	355.4	354.3	353.1	358.9	353.7
Weighted average number of outstanding common shares - diluted	360.5	358.7	357.3	356.1	354.9	360.5	355.5
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,198	448	(57)	707	533	2,336	1,240
Less: Earnings allocated to participating unvested share-based payment awards	14	5	5	10	6	29	16
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,184	443	(62)	697	527	2,307	1,224
After-tax adjusted operating income (loss)	1,197	1,208	1,068	1,188	1,284	2,312	2,472
Less: Earnings allocated to participating unvested share-based payment awards	13	13	12	16	13	28	29
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,184	1,195	1,056	1,172	1,271	2,284	2,443

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2024			2025
	2Q	3Q	4Q	1Q	2Q

Capitalization Data (1):
Senior debt:
Short-term debt	588	950	953	1,406	1,373
Long-term debt	10,771	10,487	10,600	10,949	11,056
Junior subordinated long-term debt	8,582	8,589	8,587	8,591	7,595
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	28,013	30,416	27,872	29,883	30,582
Less: Accumulated other comprehensive income (AOCI)	(7,444)	(4,844)	(6,711)	(4,741)	(3,921)
GAAP book value excluding AOCI (2)	35,457	35,260	34,583	34,624	34,503
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	178	(238)	141	62	67
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	(291)	(49)	34	108	144
Adjusted book value	35,570	35,547	34,408	34,454	34,292
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	77.51	84.47	77.62	83.59	85.98
GAAP book value excluding AOCI per share - diluted (2)	98.11	97.92	96.30	96.85	97.00
Adjusted book value per common share - diluted	98.42	98.71	95.82	96.37	96.41
End of period number of common shares - diluted	361.4	360.1	359.1	357.5	355.7
Common Stock Price Range (based on closing price):
High	121.31	127.32	129.52	122.33	112.71
Low	107.35	105.53	114.59	105.04	95.12
Close	117.19	121.10	118.53	111.68	107.44
Common Stock market capitalization (1)	41,919	43,099	42,031	39,535	37,808

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

OPERATIONS HIGHLIGHTS

	2024			2025
	2Q	3Q	4Q	1Q	2Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers - Third Party	585.2	610.3	601.1	620.2	647.6
Retail customers - Third Party	234.5	245.1	244.9	240.6	256.7
Affiliated	508.4	544.5	529.2	524.5	536.4
Total PGIM	1,328.1	1,399.9	1,375.2	1,385.3	1,440.7
U.S. Businesses	124.6	128.6	112.6	111.3	113.8
International Businesses	17.9	18.1	18.4	19.3	19.4
Corporate and Other	11.4	11.3	6.2	6.2	6.4
Total assets under management	1,482.0	1,557.9	1,512.4	1,522.1	1,580.3
Assets under administration	183.9	189.8	173.5	180.4	193.2
Total assets under management and administration	1,665.9	1,747.7	1,685.9	1,702.5	1,773.5
Distribution Representatives (1):
Prudential Advisors	2,821	2,877	2,794	2,906	2,985
Life Planners	5,836	5,900	6,035	6,175	6,161
Life Consultants	6,724	6,861	6,844	6,840	6,822

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	7,277	12,527	5,935	6,446	6,426	22,283	12,872	-42%
Policy charges and fee income	1,061	1,098	1,062	1,108	1,070	2,117	2,178	3%
Net investment income	4,218	4,436	4,601	4,519	4,600	8,338	9,119	9%
Asset management fees, commissions and other income	1,293	1,428	1,411	1,339	1,410	2,817	2,749	-2%
Total revenues	13,849	19,489	13,009	13,412	13,506	35,555	26,918	-24%
Benefits and expenses (1):
Insurance and annuity benefits	8,137	13,321	6,843	7,344	7,195	23,911	14,539	-39%
Change in estimates of liability for future policy benefits	(29)	66	56	(14)	100	(14)	86	714%
Interest credited to policyholders' account balances	952	1,038	1,057	1,083	1,135	1,854	2,218	20%
Interest expense	480	485	525	522	526	1,009	1,048	4%
Deferral of acquisition costs	(614)	(636)	(704)	(684)	(689)	(1,261)	(1,373)	-9%
Amortization of acquisition costs	363	356	364	376	392	725	768	6%
Operating expenses	1,511	1,717	1,810	1,624	1,634	3,343	3,258	-3%
Variable expenses	1,489	1,582	1,687	1,641	1,548	2,993	3,189	7%
Total benefits and expenses	12,289	17,929	11,638	11,892	11,841	32,560	23,733	-27%
Adjusted operating income (loss) before income taxes	1,560	1,560	1,371	1,520	1,665	2,995	3,185	6%
Income taxes, applicable to adjusted operating income	363	352	303	332	381	683	713	4%
After-tax adjusted operating income	1,197	1,208	1,068	1,188	1,284	2,312	2,472	7%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	175	(737)	(1,525)	(246)	(516)	112	(762)	-780%
Change in value of market risk benefits, net of related hedging gains (losses)	(297)	(146)	(77)	(351)	(426)	(174)	(777)	-347%
Market experience updates	47	(127)	60	39	42	15	81	440%
Divested and Run-off Businesses:
Closed Block division	(60)	2	(52)	(22)	(18)	(63)	(40)	37%
Other Divested and Run-off Businesses	38	47	(20)	(51)	12	3	(39)	-1400%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(43)	(43)	97	3	(18)	(70)	(15)	79%
Other adjustments (2)	(5)	(3)	(3)	28	(1)	(13)	27	308%
Total reconciling items, before income taxes	(145)	(1,007)	(1,520)	(600)	(925)	(190)	(1,525)	-703%
Income taxes, not applicable to adjusted operating income	(99)	(212)	(489)	(125)	(186)	(130)	(311)	-139%
Total reconciling items, after income taxes	(46)	(795)	(1,031)	(475)	(739)	(60)	(1,214)	-1923%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	1,415	553	(149)	920	740	2,805	1,660	-41%
Income tax expense (benefit)	264	140	(186)	207	195	553	402	-27%
Income (loss) before equity in earnings of joint ventures and other operating entities	1,151	413	37	713	545	2,252	1,258	-44%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	47	35	(94)	(6)	(12)	84	(18)	-121%
Income (loss) attributable to Prudential Financial, Inc.	1,198	448	(57)	707	533	2,336	1,240	-47%
Earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(27)	3	130	35	33	(14)	68	586%
Net income (loss)	1,171	451	73	742	566	2,322	1,308	-44%
Less: Income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	(27)	3	130	35	33	(14)	68	586%
Net income (loss) attributable to Prudential Financial, Inc.	1,198	448	(57)	707	533	2,336	1,240	-47%
____________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 34-37 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

CONSOLIDATED BALANCE SHEETS
(in millions)

	06/30/2024	09/30/2024	12/31/2024	03/31/2025	06/30/2025

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	311,092	340,730	311,570	315,914	328,302
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	—	—	—	—	—
Fixed maturities, trading, at fair value	10,250	12,065	12,530	13,278	14,020
Assets supporting experience-rated contractholder liabilities, at fair value	3,351	3,654	3,707	3,769	4,282
Equity securities, at fair value	7,098	6,771	9,417	8,720	7,434
Commercial mortgage and other loans	60,243	62,573	62,341	62,694	62,966
Policy loans	9,739	9,947	9,795	9,876	9,946
Other invested assets	24,634	25,367	26,351	26,739	27,256
Short-term investments	6,241	8,010	9,069	8,716	6,375
Total investments	432,648	469,117	444,780	449,706	460,581
Cash and cash equivalents	17,111	20,198	18,497	16,063	16,638
Accrued investment income	3,434	3,566	3,441	3,383	3,560
Deferred policy acquisition costs	20,564	21,182	20,448	20,790	21,222
Value of business acquired	446	488	435	446	450
Market risk benefit assets	2,233	2,134	2,331	2,139	2,188
Reinsurance recoverables and deposit receivables	27,746	29,633	37,680	43,982	44,152
Income tax assets	856	479	866	300	839
Other assets	13,414	13,090	13,737	14,262	14,561
Separate account assets	196,859	200,550	193,372	188,191	194,761
Total assets	715,311	760,437	735,587	739,262	758,952
Liabilities:
Future policy benefits	262,330	285,474	268,912	269,969	270,133
Policyholders' account balances	154,991	164,088	166,254	170,278	180,931
Market risk benefit liabilities	4,592	5,178	4,455	5,021	4,859
Reinsurance and funds withheld payables	15,604	17,443	17,084	17,347	17,126
Securities sold under agreements to repurchase	6,929	7,455	6,796	7,549	8,205
Cash collateral for loaned securities	7,050	8,471	9,621	9,507	9,167
Income tax liabilities	—	—	—	—	—
Short-term debt	588	950	953	1,406	1,373
Long-term debt	19,353	19,076	19,187	19,540	18,651
Other liabilities	15,621	17,578	17,397	16,789	18,872
Notes issued by consolidated variable interest entities	1,174	1,456	1,430	1,443	1,758
Separate account liabilities	196,859	200,550	193,372	188,191	194,761
Total liabilities	685,091	727,719	705,461	707,040	725,836
Mezzanine Equity:
Redeemable noncontrolling interests	1,927	2,027	1,939	2,019	2,213
Total mezzanine equity	1,927	2,027	1,939	2,019	2,213
Equity:
Accumulated other comprehensive income (loss)	(7,444)	(4,844)	(6,711)	(4,741)	(3,921)
Other equity (1)	35,457	35,260	34,583	34,624	34,503
Total Prudential Financial, Inc. equity	28,013	30,416	27,872	29,883	30,582
Noncontrolling interests	280	275	315	320	321
Total equity	28,293	30,691	28,187	30,203	30,903
Total liabilities, mezzanine equity and equity	715,311	760,437	735,587	739,262	758,952

____________
(1) Includes $67 million, $62 million, $141 million, $(238) million and $178 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

COMBINING BALANCE SHEETS
(in millions)
	As of June 30, 2025

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	460,581	47,212	413,369	3,149	216,033	162,716	31,471
Deferred policy acquisition costs	21,222	150	21,072	—	11,999	9,679	(606)
Other assets	82,388	1,096	81,292	5,021	52,881	18,863	4,527
Separate account assets	194,761	—	194,761	29,284	169,250	—	(3,773)
Total assets	758,952	48,458	710,494	37,454	450,163	191,258	31,619
Liabilities:
Future policy benefits	270,133	41,927	228,206	—	118,203	101,221	8,782
Policyholders' account balances	180,931	4,293	176,638	—	111,930	60,075	4,633
Debt	20,024	—	20,024	1,716	4,664	187	13,457
Other liabilities	59,987	3,853	56,134	2,631	29,735	9,182	14,586
Separate account liabilities	194,761	—	194,761	29,284	169,250	—	(3,773)
Total liabilities	725,836	50,073	675,763	33,631	433,782	170,665	37,685
Mezzanine Equity:
Redeemable noncontrolling interests	2,213	—	2,213	725	—	—	1,488
Total mezzanine equity	2,213	—	2,213	725	—	—	1,488
Equity:
Accumulated other comprehensive income (loss)	(3,921)	(146)	(3,775)	(39)	(977)	(559)	(2,200)
Other equity (1)	34,503	(1,480)	35,983	2,981	17,278	21,123	(5,399)
Total Prudential Financial, Inc. equity	30,582	(1,626)	32,208	2,942	16,301	20,564	(7,599)
Noncontrolling interests	321	11	310	156	80	29	45
Total equity	30,903	(1,615)	32,518	3,098	16,381	20,593	(7,554)
Total liabilities, mezzanine equity and equity	758,952	48,458	710,494	37,454	450,163	191,258	31,619

	As of December 31, 2024

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	444,780	47,466	397,314	2,624	204,091	159,678	30,921
Deferred policy acquisition costs	20,448	156	20,292	—	11,551	9,304	(563)
Other assets	76,987	1,193	75,794	4,775	54,982	11,056	4,981
Separate account assets	193,372	—	193,372	28,645	168,299	—	(3,572)
Total assets	735,587	48,815	686,772	36,044	438,923	180,038	31,767
Liabilities:
Future policy benefits	268,912	42,464	226,448	—	118,110	99,699	8,639
Policyholders' account balances	166,254	4,359	161,895	—	102,940	54,855	4,100
Debt	20,140	—	20,140	1,593	4,805	129	13,613
Other liabilities	56,783	3,632	53,151	2,393	28,793	7,570	14,395
Separate account liabilities	193,372	—	193,372	28,645	168,299	—	(3,572)
Total liabilities	705,461	50,455	655,006	32,631	422,947	162,253	37,175
Mezzanine Equity:
Redeemable noncontrolling interest	1,939	—	1,939	543	—	—	1,396
Total mezzanine equity	1,939	—	1,939	543	—	—	1,396
Equity:
Accumulated other comprehensive income (loss)	(6,711)	(188)	(6,523)	(154)	(1,569)	(2,302)	(2,498)
Other equity (1)	34,583	(1,463)	36,046	2,883	17,465	20,057	(4,359)
Total Prudential Financial, Inc. equity	27,872	(1,651)	29,523	2,729	15,896	17,755	(6,857)
Noncontrolling interests	315	11	304	141	80	30	53
Total equity	28,187	(1,640)	29,827	2,870	15,976	17,785	(6,804)
Total liabilities, mezzanine equity and equity	735,587	48,815	686,772	36,044	438,923	180,038	31,767

____________
(1) Corporate and Other includes $67 million and $141 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of June 30, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of June 30, 2025				As of December 31, 2024
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	348	6,255	7,595	14,198	347	5,890	7,588	13,825
Operating Debt	1,024	4,355	—	5,379	521	4,355	999	5,875
Limited recourse and non-recourse borrowing	1	446	—	447	85	355	—	440
Total Debt	1,373	11,056	7,595	20,024	953	10,600	8,587	20,140

	As of June 30, 2025				As of December 31, 2024
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,807	348	43	14,198	13,438	347	40	13,825
Operating Debt	4,879	500	—	5,379	5,380	495	—	5,875
Limited recourse and non-recourse borrowing	—	33	414	447	—	85	355	440
Total Debt	18,686	881	457	20,024	18,818	927	395	20,140

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $348 million and $347 million of surplus notes as of June 30, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	14	16	28	20	59	(29)	79	372%
Asset management fees, commissions and other income	949	1,005	1,090	965	984	1,982	1,949	-2%
Total revenues	963	1,021	1,118	985	1,043	1,953	2,028	4%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	26	30	25	21	24	50	45	-10%
Deferral of acquisition costs	—	—	—	—	—	(1)	—	100%
Amortization of acquisition costs	—	1	—	—	—	1	—	-100%
Operating expenses	445	442	460	504	477	939	981	4%
Variable expenses	286	307	374	304	313	589	617	5%
Total benefits and expenses	757	780	859	829	814	1,578	1,643	4%
Adjusted operating income (loss) before income taxes	206	241	259	156	229	375	385	3%
Total revenues	963	1,021	1,118	985	1,043	1,953	2,028	4%
Less: Passthrough distribution revenue	22	23	22	21	20	43	41	-5%
Less: Revenue associated with consolidations	10	24	84	18	50	33	68	106%
Total adjusted revenues (2)	931	974	1,012	946	973	1,877	1,919	2%
Adjusted operating margin (2)(3)	22.1%	24.7%	25.6%	16.5%	23.5%	20.0%	20.1%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 22.0%, 15.8%, 23.2%, 23.6%, and 21.4% for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively, and 19.0% and 19.2% for the six months ended June 30, 2025 and June 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	777	803	825	828	825	1,551	1,653	7%
Other related revenues (1)	71	90	176	38	82	164	120	-27%
Service, distribution and other revenues	115	128	117	119	136	238	255	7%
Total PGIM revenues	963	1,021	1,118	985	1,043	1,953	2,028	4%
Analysis of asset management fees by source:
Institutional customers - Third Party	365	373	378	387	387	733	774	6%
Retail customers - Third Party	212	221	231	225	219	416	444	7%
Affiliated	200	209	216	216	219	402	435	8%
Total asset management fees	777	803	825	828	825	1,551	1,653	7%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	June 30, 2025
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers - Third Party	81.2	461.5	69.2	34.3	1.4	647.6
Retail customers - Third Party	108.0	145.8	0.2	0.3	2.4	256.7
Affiliated	37.6	270.4	62.9	89.0	76.5	536.4
Total	226.8	877.7	132.3	123.6	80.3	1,440.7

	June 30, 2024
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers - Third Party	68.4	415.7	66.9	32.7	1.5	585.2
Retail customers - Third Party	104.5	124.4	2.3	0.9	2.4	234.5
Affiliated	35.7	267.3	57.8	79.7	67.9	508.4
Total	208.6	807.4	127.0	113.3	71.8	1,328.1
__________
(1) Other related revenues, net of related expenses are $49 million, $19 million, $66 million, $45 million, and $39 million for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively, and $68 million and $95 million for the six months ended June 30, 2025 and June 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025

Institutional Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	596.9	585.2	610.3	601.1	620.2	562.7	601.1
Additions	16.9	15.7	23.6	23.8	22.1	62.1	45.9
Withdrawals (1)	(23.3)	(17.9)	(21.4)	(16.2)	(19.5)	(40.4)	(35.7)
Net institutional additions (withdrawals), excluding realizations, distributions and money market activity	(6.4)	(2.2)	2.2	7.6	2.6	21.7	10.2
Realizations and distributions (1)(2)	(2.5)	(2.3)	(2.7)	(4.2)	(2.3)	(4.5)	(6.5)
Change in market value	0.9	30.6	(14.6)	6.6	24.0	4.1	30.6
Net money market flows	(0.1)	(2.8)	(0.9)	1.7	0.8	0.1	2.5
Other (3)(4)	(3.6)	1.8	6.8	7.4	2.3	1.1	9.7
Ending assets under management	585.2	610.3	601.1	620.2	647.6	585.2	647.6
Retail Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	228.1	234.5	245.1	244.9	240.6	215.5	244.9
Additions	14.5	16.4	19.0	17.7	16.0	30.2	33.7
Withdrawals	(15.1)	(15.1)	(18.8)	(17.9)	(18.8)	(30.3)	(36.7)
Net retail additions (withdrawals), excluding money market activity	(0.6)	1.3	0.2	(0.2)	(2.8)	(0.1)	(3.0)
Change in market value	6.7	9.4	1.4	(5.5)	18.6	18.9	13.1
Net money market flows	0.5	0.2	0.7	1.8	0.5	0.8	2.3
Other	(0.2)	(0.3)	(2.5)	(0.4)	(0.2)	(0.6)	(0.6)
Ending assets under management	234.5	245.1	244.9	240.6	256.7	234.5	256.7
Affiliated - Assets Under Management (at fair market value):
Beginning assets under management	516.4	508.4	544.5	529.2	524.5	519.9	529.2
Additions	19.1	23.7	55.7	20.6	19.8	46.0	40.4
Withdrawals (1)	(17.2)	(17.2)	(46.7)	(20.7)	(19.2)	(36.9)	(39.9)
Net affiliated additions (withdrawals), excluding realizations, distributions and money market activity	1.9	6.5	9.0	(0.1)	0.6	9.1	0.5
Realizations and distributions (1)(2)	(0.1)	(0.1)	(0.1)	(0.1)	—	(0.2)	(0.1)
Change in market value	(3.1)	24.8	(14.4)	3.9	10.9	0.4	14.8
Net money market flows	(2.7)	(2.2)	3.5	(5.3)	(2.1)	(5.9)	(7.4)
Other (3)	(4.0)	7.1	(13.3)	(3.1)	2.5	(14.9)	(0.6)
Ending assets under management	508.4	544.5	529.2	524.5	536.4	508.4	536.4

__________
(1) Prior period amounts have been updated to conform to current period presentation.
(2) Realizations reflect proceeds from the disposition or monetization of assets from closed end funds and from collateralized loan obligations. Distributions reflect income and dividend distributions related to certain closed and open ended private alternative funds and collateralized loan obligations.
(3) Fourth quarter 2024 includes $7.0 billion related to the reinsurance of certain guaranteed universal life policies to Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited, and first quarter 2025 includes $6.1 billion related to the reinsurance of certain Japanese whole life policies to Prismic Life Reinsurance, Ltd, which were transferred from affiliated to institutional assets under management.
(4) Second quarter 2024 includes a decrease of assets associated with PGIM Wadhwani LLP, a business now reflected in Divested and Run-off Businesses and included in Corporate and Other assets under management.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	4,282	9,686	3,272	3,398	3,724	16,151	7,122	-56%
Policy charges and fee income	995	1,029	996	1,035	993	1,985	2,028	2%
Net investment income	2,528	2,666	2,731	2,700	2,760	5,006	5,460	9%
Asset management fees, commissions and other income	605	599	580	573	531	1,241	1,104	-11%
Total revenues	8,410	13,980	7,579	7,706	8,008	24,383	15,714	-36%
Benefits and expenses (1):
Insurance and annuity benefits	5,692	10,743	4,384	4,563	4,750	18,699	9,313	-50%
Change in estimates of liability for future policy benefits	(381)	64	53	(11)	68	(390)	57	115%
Interest credited to policyholders' account balances	643	703	708	724	754	1,244	1,478	19%
Interest expense	282	294	330	295	286	615	581	-6%
Deferral of acquisition costs	(402)	(416)	(462)	(411)	(431)	(772)	(842)	-9%
Amortization of acquisition costs	212	213	216	227	233	424	460	8%
Operating expenses	505	480	572	529	583	1,082	1,112	3%
Variable expenses	836	859	918	859	810	1,653	1,669	1%
Total benefits and expenses	7,387	12,940	6,719	6,775	7,053	22,555	13,828	-39%
Adjusted operating income (loss) before income taxes	1,023	1,040	860	931	955	1,828	1,886	3%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	2,769	8,153	1,776	1,765	2,143	13,094	3,908	-70%
Policy charges and fee income	320	320	315	297	278	632	575	-9%
Net investment income	1,638	1,764	1,846	1,872	1,930	3,174	3,802	20%
Asset management fees, commissions and other income	568	554	538	509	477	1,154	986	-15%
Total revenues	5,295	10,791	4,475	4,443	4,828	18,054	9,271	-49%
Benefits and expenses (1):
Insurance and annuity benefits	3,757	8,768	2,470	2,467	2,834	14,655	5,301	-64%
Change in estimates of liability for future policy benefits	(468)	47	42	(19)	125	(457)	106	123%
Interest credited to policyholders' account balances	398	467	483	507	543	753	1,050	39%
Interest expense	28	36	20	30	27	59	57	-3%
Deferral of acquisition costs	(179)	(186)	(187)	(209)	(207)	(348)	(416)	-20%
Amortization of acquisition costs	100	102	108	115	122	195	237	22%
Operating expenses	202	186	213	215	228	410	443	8%
Variable expenses	468	473	475	461	434	917	895	-2%
Total benefits and expenses	4,306	9,893	3,624	3,567	4,106	16,184	7,673	-53%
Adjusted operating income (loss) before income taxes	989	898	851	876	722	1,870	1,598	-15%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums (2)	2,758	8,134	1,758	1,745	2,126	13,055	3,871	-70%
Policy charges and fee income	8	10	9	7	5	14	12	-14%
Net investment income	1,142	1,199	1,241	1,243	1,248	2,234	2,491	12%
Asset management fees, commissions and other income	133	130	135	110	128	276	238	-14%
Total revenues	4,041	9,473	3,143	3,105	3,507	15,579	6,612	-58%
Benefits and expenses (1):
Insurance and annuity benefits	3,718	8,742	2,434	2,437	2,707	14,576	5,144	-65%
Change in estimates of liability for future policy benefits	(456)	41	42	(25)	124	(459)	99	122%
Interest credited to policyholders' account balances	153	177	180	182	188	307	370	21%
Interest expense	9	12	(7)	17	15	26	32	23%
Deferral of acquisition costs	(15)	(23)	(23)	(27)	(34)	(34)	(61)	-79%
Amortization of acquisition costs	2	4	3	6	4	4	10	150%
Operating expenses	60	51	57	71	68	123	139	13%
Variable expenses	20	31	30	32	39	45	71	58%
Total benefits and expenses	3,491	9,035	2,716	2,693	3,111	14,588	5,804	-60%
Adjusted operating income (loss) before income taxes	550	438	427	412	396	991	808	-18%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension risk transfer premiums of $0.2 billion, $0.0 billion, $0.1 billion, $6.4 billion and $1.1 billion for the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively, and $0.2 billion and $9.9 billion for the six months ended June 30, 2025 and June 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025

Beginning total account value	274,630	274,128	287,829	288,202	293,930	267,654	288,202
Additions	4,011	11,081	10,249	7,051	8,854	15,001	15,905
Withdrawals and benefits	(6,164)	(6,619)	(6,127)	(6,642)	(5,525)	(12,581)	(12,167)
Net flows	(2,153)	4,462	4,122	409	3,329	2,420	3,738
Change in market value, interest credited and interest income	1,919	4,476	1,540	2,804	2,355	4,574	5,159
Other (1)	(268)	4,763	(5,289)	2,515	7,692	(520)	10,207
Ending total account value, gross	274,128	287,829	288,202	293,930	307,306	274,128	307,306
Reinsurance ceded	(9,129)	(9,062)	(9,011)	(8,952)	(8,899)	(9,129)	(8,899)
Ending total account value, net	264,999	278,767	279,191	284,978	298,407	264,999	298,407
Amounts included in ending total account value, net above:
Investment-only stable value wraps	61,455	62,189	61,286	61,302	61,566
International reinsurance (2)	102,465	108,927	108,882	115,533	127,701
Group annuities and other products	101,079	107,651	109,023	108,143	109,140
Ending total account value, net	264,999	278,767	279,191	284,978	298,407

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	11	19	18	20	17	39	37	-5%
Policy charges and fee income	312	310	306	290	273	618	563	-9%
Net investment income	496	565	605	629	682	940	1,311	39%
Asset management fees, commissions and other income	435	424	403	399	349	878	748	-15%
Total revenues	1,254	1,318	1,332	1,338	1,321	2,475	2,659	7%
Benefits and expenses (1):
Insurance and annuity benefits	39	26	36	30	127	79	157	99%
Change in estimates of liability for future policy benefits	(12)	6	—	6	1	2	7	250%
Interest credited to policyholders' account balances	245	290	303	325	355	446	680	52%
Interest expense	19	24	27	13	12	33	25	-24%
Deferral of acquisition costs	(164)	(163)	(164)	(182)	(173)	(314)	(355)	-13%
Amortization of acquisition costs	98	98	105	109	118	191	227	19%
Operating expenses	142	135	156	144	160	287	304	6%
Variable expenses	448	442	445	429	395	872	824	-6%
Total benefits and expenses	815	858	908	874	995	1,596	1,869	17%
Adjusted operating income (loss) before income taxes	439	460	424	464	326	879	790	-10%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	2,219	2,244	2,513	2,334	1,718	3,946	4,052
Investment Only VA (2)	39	28	67	34	33	67	67
Fixed	1,221	1,346	1,056	1,105	1,384	2,771	2,489
Total	3,479	3,618	3,636	3,473	3,135	6,784	6,608
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	35,257	39,108	43,729	47,204	48,817	30,655	47,204
Sales	3,479	3,618	3,636	3,473	3,135	6,784	6,608
Full surrenders and death benefits	(322)	(351)	(394)	(437)	(458)	(603)	(895)
Sales, net of full surrenders and death benefits	3,157	3,267	3,242	3,036	2,677	6,181	5,713
Partial withdrawals and other benefit payments	(184)	(184)	(243)	(283)	(269)	(365)	(552)
Net flows	2,973	3,083	2,999	2,753	2,408	5,816	5,161
Change in market value, interest credited, and other	891	1,554	494	(1,116)	3,232	2,661	2,116
Policy charges	(13)	(16)	(18)	(24)	(28)	(24)	(52)
Ending total account value, gross	39,108	43,729	47,204	48,817	54,429	39,108	54,429
Reinsurance ceded	(2,205)	(2,494)	(2,755)	(3,144)	(2,680)	(2,205)	(2,680)
Ending total account value, net	36,903	41,235	44,449	45,673	51,749	36,903	51,749
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	99,443	96,267	97,116	91,435	87,009	99,053	91,435
Sales	7	6	7	6	8	16	14
Full surrenders and death benefits	(2,467)	(2,510)	(2,484)	(2,455)	(2,151)	(4,751)	(4,606)
Sales, net of full surrenders and death benefits	(2,460)	(2,504)	(2,477)	(2,449)	(2,143)	(4,735)	(4,592)
Partial withdrawals and other benefit payments	(1,037)	(1,037)	(1,205)	(1,133)	(991)	(2,146)	(2,124)
Net flows	(3,497)	(3,541)	(3,682)	(3,582)	(3,134)	(6,881)	(6,716)
Change in market value and other	857	4,924	(1,493)	(365)	4,773	5,168	4,408
Policy charges	(536)	(534)	(506)	(479)	(485)	(1,073)	(964)
Ending total account value, gross	96,267	97,116	91,435	87,009	88,163	96,267	88,163
Reinsurance ceded	(9,271)	(9,526)	(8,764)	(8,608)	(8,393)	(9,271)	(8,393)
Ending total account value, net	86,996	87,590	82,671	78,401	79,770	86,996	79,770

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock, Private Placement Variable Annuity and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment, MyRock and Private Placement Variable Annuity.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025

Account Values in General Account (1):
Beginning balance	35,140	38,942	43,350	46,900	48,660	30,844	46,900
Premiums and deposits	3,373	3,522	3,494	3,369	3,051	6,599	6,420
Full surrenders and death benefits	(266)	(296)	(239)	(306)	(330)	(503)	(636)
Premiums and deposits net of full surrenders and death benefits	3,107	3,226	3,255	3,063	2,721	6,096	5,784
Partial withdrawals and other benefit payments	(221)	(224)	(282)	(293)	(275)	(439)	(568)
Net flows	2,886	3,002	2,973	2,770	2,446	5,657	5,216
Change in market value, interest credited and other	905	960	839	(1,253)	2,846	2,418	1,593
Net transfers (to) from separate account	14	451	(254)	253	124	29	377
Policy charges	(3)	(5)	(8)	(10)	(12)	(6)	(22)
Ending balance, gross	38,942	43,350	46,900	48,660	54,064	38,942	54,064
Reinsurance ceded	(2,205)	(2,494)	(2,755)	(3,144)	(2,680)	(2,205)	(2,680)
Ending balance, net	36,737	40,856	44,145	45,516	51,384	36,737	51,384
Account Values in Separate Account (1):
Beginning balance	99,560	96,433	97,495	91,739	87,166	98,864	91,739
Premiums and deposits	113	102	149	110	92	201	202
Full surrenders and death benefits	(2,523)	(2,565)	(2,639)	(2,586)	(2,279)	(4,851)	(4,865)
Premiums and deposits net of full surrenders and death benefits	(2,410)	(2,463)	(2,490)	(2,476)	(2,187)	(4,650)	(4,663)
Partial withdrawals and other benefit payments	(1,000)	(997)	(1,166)	(1,123)	(985)	(2,072)	(2,108)
Net flows	(3,410)	(3,460)	(3,656)	(3,599)	(3,172)	(6,722)	(6,771)
Change in market value, interest credited and other	843	5,518	(1,838)	(228)	5,159	5,411	4,931
Net transfers (to) from general account	(14)	(451)	254	(253)	(124)	(29)	(377)
Policy charges	(546)	(545)	(516)	(493)	(501)	(1,091)	(994)
Ending balance, gross	96,433	97,495	91,739	87,166	88,528	96,433	88,528
Reinsurance ceded	(9,271)	(9,526)	(8,764)	(8,608)	(8,393)	(9,271)	(8,393)
Ending balance, net	87,162	87,969	82,975	78,558	80,135	87,162	80,135

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2024			2025
	2Q	3Q	4Q	1Q	2Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	68,512	68,960	64,932	61,716	62,634
Account Values with Auto-Rebalancing Feature - externally reinsured	2,115	2,115	1,902	1,763	1,758
Account Values without Auto-Rebalancing Feature	24,178	24,561	23,100	22,098	24,322
Total	94,805	95,636	89,934	85,577	88,714
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	6,541	5,638	6,510	6,937	6,104
Net Amount at Risk without Auto-Rebalancing Feature	2,817	2,240	2,775	2,778	3,033
Total	9,358	7,878	9,285	9,715	9,137
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	1,272	1,299	1,260	1,396	1,349	2,570	2,745	7%
Policy charges and fee income	165	189	149	197	184	340	381	12%
Net investment income	128	134	132	134	133	264	267	1%
Asset management fees, commissions and other income	21	21	23	21	21	46	42	-9%
Total revenues	1,586	1,643	1,564	1,748	1,687	3,220	3,435	7%
Benefits and expenses (1):
Insurance and annuity benefits	1,140	1,241	1,171	1,296	1,230	2,389	2,526	6%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	36	35	38	35	32	76	67	-12%
Interest expense	4	2	3	5	5	6	10	67%
Deferral of acquisition costs	(4)	(5)	(13)	—	(4)	(10)	(4)	60%
Amortization of acquisition costs	2	1	2	2	4	3	6	100%
Operating expenses	185	179	184	194	186	371	380	2%
Variable expenses	102	108	113	127	109	219	236	8%
Total benefits and expenses	1,465	1,561	1,498	1,659	1,562	3,054	3,221	5%
Adjusted operating income (loss) before income taxes	121	82	66	89	125	166	214	29%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025

Annualized New Business Premiums:
Group life	27	35	38	225	35	216	260
Group disability	19	28	25	175	42	208	217
Total	46	63	63	400	77	424	477
Future Policy Benefits (1):
Group life	2,328	2,266	2,415	2,422	2,396
Group disability	3,222	3,253	3,256	3,283	3,316
Total	5,550	5,519	5,671	5,705	5,712
Policyholders' Account Balances (1):
Group life	4,782	4,878	4,915	4,519	4,460
Group disability	111	110	117	117	104
Total	4,893	4,988	5,032	4,636	4,564
Separate Account Liabilities (1):
Group life	24,546	26,021	25,126	25,547	26,364
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,123	1,137	1,168	1,196	1,195	2,221	2,391
Earned premiums	897	924	891	996	935	1,800	1,931
Earned policy charges and fee income	139	164	124	171	156	289	327
Benefits ratio (3)	85.3%	85.0%	87.1%	87.1%	83.1%	87.7%	85.2%
Administrative expense ratio	11.4%	10.5%	11.9%	10.8%	11.5%	11.4%	11.1%
Persistency ratio	95.0%	94.6%	94.6%	97.0%	96.8%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	410	403	400	429	447	836	876
Earned premiums	375	375	369	400	414	770	814
Earned policy charges and fee income	26	25	25	26	28	51	54
Benefits ratio (3)	70.4%	78.9%	72.8%	65.6%	75.3%	70.9%	70.6%
Administrative expense ratio	25.0%	24.7%	26.1%	25.8%	24.8%	24.6%	25.3%
Persistency ratio	93.2%	92.9%	92.6%	95.3%	94.1%
Total Group Insurance:
Benefits ratio (3)	81.1%	83.4%	83.1%	81.3%	80.9%	82.9%	81.1%
Administrative expense ratio	15.1%	14.2%	15.8%	14.8%	15.2%	15.1%	15.0%
Net face amount of policies in force (in billions) (4)	2,092	2,102	2,120	2,127	2,118

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 82.4%, 74.7% and 80.2% for the three months ended June 30, 2025, respectively, and 85.3%, 64.1% and 79.4% for the three months ended June 30, 2024, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	241	234	236	237	232	487	469	-4%
Policy charges and fee income	510	520	532	541	531	1,013	1,072	6%
Net investment income	762	768	753	694	697	1,568	1,391	-11%
Asset management fees, commissions and other income	16	24	19	43	33	41	76	85%
Total revenues	1,529	1,546	1,540	1,515	1,493	3,109	3,008	-3%
Benefits and expenses (1):
Insurance and annuity benefits	795	734	743	800	686	1,655	1,486	-10%
Change in estimates of liability for future policy benefits	87	17	11	8	(57)	67	(49)	-173%
Interest credited to policyholders' account balances	209	201	187	182	179	415	361	-13%
Interest expense	250	256	307	260	254	550	514	-7%
Deferral of acquisition costs	(219)	(225)	(262)	(202)	(220)	(414)	(422)	-2%
Amortization of acquisition costs	110	110	106	110	107	226	217	-4%
Operating expenses	118	115	175	120	169	301	289	-4%
Variable expenses	266	278	330	271	267	517	538	4%
Total benefits and expenses	1,616	1,486	1,597	1,549	1,385	3,317	2,934	-12%
Adjusted operating income (loss) before income taxes	(87)	60	(57)	(34)	108	(208)	74	136%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	34	34	35	32	39	65	71
Universal life	22	19	24	24	24	42	48
Variable life	147	157	267	154	160	263	314
Total	203	210	326	210	223	370	433
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	44	43	45	38	43	79	81
Third party distribution	159	167	281	172	180	291	352
Total	203	210	326	210	223	370	433
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	33,176	33,365	33,581	33,773	33,936	33,026	33,773
Premiums and deposits	604	619	675	709	676	1,238	1,385
Surrenders and withdrawals	(414)	(445)	(410)	(463)	(488)	(850)	(951)
Net sales (redemptions)	190	174	265	246	188	388	434
Benefit payments	(43)	(30)	(43)	(68)	(64)	(91)	(132)
Net flows	147	144	222	178	124	297	302
Interest credited and other	388	440	308	375	637	789	1,012
Net transfers (to) from separate account	148	158	171	145	168	286	313
Policy charges	(494)	(526)	(509)	(535)	(503)	(1,033)	(1,038)
Ending balance, gross	33,365	33,581	33,773	33,936	34,362	33,365	34,362
Reinsurance ceded	(4,512)	(4,520)	(8,995)	(9,029)	(9,043)	(4,512)	(9,043)
Ending balance, net	28,853	29,061	24,778	24,907	25,319	28,853	25,319
Separate Account Liabilities:
Beginning balance	50,128	51,385	53,953	54,803	53,323	46,453	54,803
Premiums and deposits	904	1,018	1,179	963	1,084	1,698	2,047
Surrenders and withdrawals	(334)	(316)	(295)	(326)	(315)	(627)	(641)
Net sales (redemptions)	570	702	884	637	769	1,071	1,406
Benefit payments	(165)	(183)	(165)	(184)	(165)	(303)	(349)
Net flows	405	519	719	453	604	768	1,057
Change in market value, interest credited and other	1,352	2,569	673	(1,414)	4,608	5,148	3,194
Net transfers (to) from general account	(148)	(158)	(171)	(145)	(168)	(286)	(313)
Policy charges	(352)	(362)	(371)	(374)	(372)	(698)	(746)
Ending balance	51,385	53,953	54,803	53,323	57,995	51,385	57,995
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	283	280	278	274	284
Universal life	79	79	62	62	62
Variable life	160	162	167	165	170
Total	522	521	507	501	516

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable and universal products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	3,002	2,850	2,665	3,057	2,709	6,141	5,766	-6%
Policy charges and fee income	80	83	81	88	92	160	180	13%
Net investment income	1,390	1,428	1,493	1,469	1,451	2,802	2,920	4%
Asset management fees, commissions and other income	40	56	44	124	147	122	271	122%
Total revenues	4,512	4,417	4,283	4,738	4,399	9,225	9,137	-1%
Benefits and expenses (1):
Insurance and annuity benefits	2,452	2,581	2,463	2,789	2,446	5,224	5,235	—%
Change in estimates of liability for future policy benefits	352	2	3	(3)	32	376	29	-92%
Interest credited to policyholders' account balances	288	315	328	347	369	567	716	26%
Interest expense	(2)	5	(4)	(1)	1	(3)	—	100%
Deferral of acquisition costs	(268)	(308)	(269)	(306)	(297)	(561)	(603)	-7%
Amortization of acquisition costs	161	164	162	165	174	320	339	6%
Operating expenses	428	455	454	436	467	884	903	2%
Variable expenses	399	437	404	463	446	820	909	11%
Total benefits and expenses	3,810	3,651	3,541	3,890	3,638	7,627	7,528	-1%
Adjusted operating income (loss) before income taxes	702	766	742	848	761	1,598	1,609	1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan	2,753	2,649	2,464	2,860	2,462	5,686	5,322
Emerging Markets	329	284	282	285	339	615	624
Total	3,082	2,933	2,746	3,145	2,801	6,301	5,946
Annualized new business premiums:
Japan	424	486	402	478	453	844	931
Emerging Markets	95	102	96	98	88	192	186
Total	519	588	498	576	541	1,036	1,117
Annualized new business premiums by distribution channel:
Life Planners	194	207	205	258	216	430	474
Life Consultants	120	136	119	130	150	225	280
Banks	114	147	98	95	93	214	188
Independent Agency and Other	91	98	76	93	82	167	175
Total	519	588	498	576	541	1,036	1,117
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan	2,846	2,711	2,530	2,950	2,475	5,831	5,425
Emerging Markets	298	273	286	289	333	544	622
Total	3,144	2,984	2,816	3,239	2,808	6,375	6,047
Annualized new business premiums:
Japan	435	491	410	487	454	860	941
Emerging Markets	86	97	97	99	87	169	186
Total	521	588	507	586	541	1,029	1,127
Annualized new business premiums by distribution channel:
Life Planners	198	208	210	265	214	432	479
Life Consultants	122	137	121	132	151	228	283
Banks	110	145	99	95	93	204	188
Independent Agency and Other	91	98	77	94	83	165	177
Total	521	588	507	586	541	1,029	1,127

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 143 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2024			2025
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan	542	537	533	530	526
Emerging Markets	45	47	49	50	52
Total	587	584	582	580	578
Policyholder Account Balances at end of period (in millions) (1)(2):
(Constant exchange rate basis)
International Businesses	52,390	54,084	55,548	49,858	51,945
Number of individual policies in force at end of period (in thousands) (3):
Japan	11,054	11,075	11,078	11,102	11,116
Emerging Markets	783	820	842	855	869
Total	11,837	11,895	11,920	11,957	11,985
International Businesses life insurance individual policy persistency:
13 months	91.9%	91.3%	91.4%	92.0%	92.8%
25 months	84.5%	84.0%	83.4%	83.2%	83.0%
Number of Life Planners at end of period:
Japan	4,257	4,264	4,309	4,356	4,285
Emerging Markets	1,579	1,636	1,726	1,819	1,876
Total Life Planners	5,836	5,900	6,035	6,175	6,161
Life Consultants	6,724	6,861	6,844	6,840	6,822

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 143 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2024			2025		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2024	2025	% change

Revenues (1):
Premiums	(7)	(9)	(2)	(9)	(7)	(9)	(16)	-78%
Policy charges and fee income	(14)	(14)	(15)	(15)	(15)	(28)	(30)	-7%
Net investment income	286	326	349	330	330	559	660	18%
Asset management fees, commissions and other income	(301)	(232)	(303)	(323)	(252)	(528)	(575)	-9%
Total revenues	(36)	71	29	(17)	56	(6)	39	750%
Benefits and expenses (1):
Insurance and annuity benefits	(7)	(3)	(4)	(8)	(1)	(12)	(9)	25%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	21	20	21	12	12	43	24	-44%
Interest expense	174	156	174	207	215	347	422	22%
Deferral of acquisition costs	56	88	27	33	39	73	72	-1%
Amortization of acquisition costs	(10)	(22)	(14)	(16)	(15)	(20)	(31)	-55%
Operating expenses	133	340	324	155	107	438	262	-40%
Variable expenses	(32)	(21)	(9)	15	(21)	(69)	(6)	91%
Total benefits and expenses	335	558	519	398	336	800	734	-8%
Adjusted operating income (loss) before income taxes	(371)	(487)	(490)	(415)	(280)	(806)	(695)	14%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	June 30, 2025							December 31, 2024
		Closed		PFI Excluding					Closed		PFI Excluding
	Total	Block	Funds	Closed Block Division and Funds Withheld				Total	Block	Funds	Closed Block Division and Funds Withheld
	Portfolio	Division	Withheld (1)	Amount	% of Total			Portfolio	Division	Withheld (1)	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	238,001	19,065	4,371	214,565	54.9%			230,018	19,103	4,837	206,078	54.9%
Private, available-for-sale, at fair value	89,685	10,250	2,770	76,665	19.6%			81,179	9,625	2,795	68,759	18.3%
Fixed maturities, trading, at fair value	13,883	647	8,363	4,873	1.3%			12,447	647	7,732	4,068	1.1%
Assets supporting experience-rated contractholder liabilities, at fair value	4,282	—	—	4,282	1.1%			3,707	—	—	3,707	1.0%
Equity securities, at fair value	7,028	1,475	—	5,553	1.4%			8,896	1,642	—	7,254	1.9%
Commercial mortgage and other loans, at book value, net of allowance	62,503	7,628	263	54,612	14.0%			61,872	7,652	233	53,987	14.4%
Policy loans, at outstanding balance	9,946	3,280	—	6,666	1.7%			9,795	3,348	—	6,447	1.7%
Other invested assets, net of allowance (2)	24,065	4,521	1,800	17,744	4.5%			23,577	4,929	1,867	16,781	4.4%
Short-term investments, net of allowance	6,355	346	8	6,001	1.5%			9,056	520	43	8,493	2.3%
Subtotal (3)	455,748	47,212	17,575	390,961	100.0%			440,547	47,466	17,507	375,574	100.0%
Invested assets of other entities and operations (4)	4,833	—	—	4,833				4,233	—	—	4,233
Total investments	460,581	47,212	17,575	395,794				444,780	47,466	17,507	379,807

Fixed Maturities by Credit Quality (3)(5):	June 30, 2025						December 31, 2024
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	184,972	3,051	22,769	1	165,253	77.0%	176,693	3,412	20,161	—	159,944	77.6%
2	44,691	670	3,308	1	42,052	19.6%	43,221	522	3,744	—	39,999	19.4%
Subtotal - High or Highest Quality Securities	229,663	3,721	26,077	2	207,305	96.6%	219,914	3,934	23,905	—	199,943	97.0%
3	5,855	73	618	—	5,310	2.5%	4,807	60	574	—	4,293	2.1%
4	1,311	52	20	—	1,343	0.6%	1,264	48	30	—	1,282	0.6%
5	517	14	23	5	503	0.2%	439	16	12	7	436	0.2%
6	114	7	6	11	104	0.1%	196	7	9	70	124	0.1%
Subtotal - Other Securities	7,797	146	667	16	7,260	3.4%	6,706	131	625	77	6,135	3.0%
Total	237,460	3,867	26,744	18	214,565	100.0%	226,620	4,065	24,530	77	206,078	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	21,021	305	1,504	—	19,822	25.9%	18,756	257	1,920	—	17,093	24.9%
2	45,934	1,461	2,234	—	45,161	58.9%	44,179	765	3,453	—	41,491	60.3%
Subtotal - High or Highest Quality Securities	66,955	1,766	3,738	—	64,983	84.8%	62,935	1,022	5,373	—	58,584	85.2%
3	7,510	311	154	—	7,667	10.0%	6,483	114	282	—	6,315	9.2%
4	2,848	46	58	1	2,835	3.7%	2,646	15	101	28	2,532	3.7%
5	923	19	30	36	876	1.1%	1,051	30	34	29	1,018	1.5%
6	398	28	3	119	304	0.4%	437	24	11	140	310	0.4%
Subtotal - Other Securities	11,679	404	245	156	11,682	15.2%	10,617	183	428	197	10,175	14.8%
Total	78,634	2,170	3,983	156	76,665	100.0%	73,552	1,205	5,801	197	68,759	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of June 30, 2025 and December 31, 2024, 1,089 securities with amortized cost of $6,146 million (fair value $6,246 million) and 803 securities with amortized cost of $4,147 million (fair value $3,840 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	June 30, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	104,492	65.3%	102,904	65.1%
Private, available-for-sale, at fair value	22,152	13.8%	21,603	13.6%
Fixed maturities, trading, at fair value	488	0.3%	461	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	4,282	2.7%	3,707	2.3%
Equity securities, at fair value	1,843	1.2%	1,845	1.2%
Commercial mortgage and other loans, at book value, net of allowance	15,589	9.7%	16,137	10.2%
Policy loans, at outstanding balance	2,760	1.7%	2,608	1.6%
Other invested assets (3)	6,302	3.9%	6,588	4.2%
Short-term investments, net of allowance	2,191	1.4%	2,324	1.5%
Total	160,099	100.0%	158,177	100.0%

	June 30, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	110,073	47.7%	103,174	47.4%
Private, available-for-sale, at fair value	54,513	23.6%	47,156	21.7%
Fixed maturities, trading, at fair value	4,385	1.9%	3,607	1.7%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	3,710	1.6%	5,409	2.5%
Commercial mortgage and other loans, at book value, net of allowance	39,023	16.9%	37,850	17.4%
Policy loans, at outstanding balance	3,906	1.7%	3,839	1.8%
Other invested assets, net of allowance (3)	11,442	4.9%	10,193	4.7%
Short-term investments, net of allowance	3,810	1.7%	6,169	2.8%
Total	230,862	100.0%	217,397	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended June 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.39%	3,406	(78)	4.25%	3,182	(458)
Equity securities	2.63%	41	—	4.38%	51	—
Commercial mortgage and other loans	4.42%	597	(64)	4.35%	555	(53)
Policy loans	4.52%	74	—	4.48%	72	—
Short-term investments and cash equivalents	4.82%	202	—	6.97%	242	2
Gross investment income before investment expenses	4.39%	4,320	(142)	4.36%	4,102	(509)
Investment expenses	-0.16%	(293)	—	-0.15%	(271)	—
Subtotal	4.23%	4,027	(142)	4.21%	3,831	(509)
Other investments (4)(5)		261	(1,133)		177	529
Investment results of other entities and operations (6)		72	(25)		23	13
Investment results of Funds Withheld (5)(7)		355	(201)		309	(25)
Less: investment income related to adjusted operating income reconciling items		(115)	—		(122)	—
Total		4,600	(1,501)		4,218	8

	Six Months Ended June 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.40%	6,719	(38)	4.20%	6,250	(279)
Equity securities	2.38%	78	—	3.28%	81	—
Commercial mortgage and other loans	4.46%	1,197	(114)	4.27%	1,082	(95)
Policy loans	4.54%	147	—	4.50%	144	—
Short-term investments and cash equivalents	4.45%	432	—	6.25%	491	—
Gross investment income before investment expenses	4.40%	8,573	(152)	4.30%	8,048	(374)
Investment expenses	-0.16%	(576)	—	-0.16%	(533)	—
Subtotal	4.24%	7,997	(152)	4.14%	7,515	(374)
Other investments (4)(5)		546	(1,429)		488	153
Investment results of other entities and operations (6)		104	(2)		(8)	6
Investment results of Funds Withheld (5)(7)		705	(591)		595	40
Less: investment income related to adjusted operating income reconciling items		(233)	—		(252)	—
Total		9,119	(2,174)		8,338	(175)

________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties, assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Prior period amounts for "Realized Gains (Losses)" have been updated to conform to current period presentation.
(6) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(7) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended June 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.16%	1,108	(27)	3.12%	1,069	(106)
Equity securities	4.78%	21	—	6.02%	22	—
Commercial mortgage and other loans	3.72%	145	(8)	3.82%	161	5
Policy loans	3.70%	26	—	3.74%	24	—
Short-term investments and cash equivalents	4.31%	44	—	9.32%	32	1
Gross investment income before investment expenses	3.26%	1,344	(35)	3.28%	1,308	(100)
Investment expenses	-0.13%	(89)	—	-0.11%	(76)	—
Subtotal	3.13%	1,255	(35)	3.17%	1,232	(100)
Other investments (2)		119	(194)		82	(250)
Total		1,374	(229)		1,314	(350)

	Six Months Ended June 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.17%	2,202	84	3.07%	2,120	170
Equity securities	3.42%	30	—	3.53%	27	—
Commercial mortgage and other loans	3.78%	296	(14)	3.80%	325	(14)
Policy loans	3.79%	51	—	3.80%	49	—
Short-term investments and cash equivalents	4.14%	81	—	7.54%	57	—
Gross investment income before investment expenses	3.26%	2,660	70	3.20%	2,578	156
Investment expenses	-0.13%	(171)	—	-0.12%	(156)	—
Subtotal	3.13%	2,489	70	3.08%	2,422	156
Other investments (2)		261	(138)		226	(557)
Total		2,750	(68)		2,648	(401)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments, and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended June 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.43%	2,298	(51)	5.22%	2,113	(352)
Equity securities	1.78%	20	—	3.62%	29	—
Commercial mortgage and other loans	4.70%	452	(56)	4.61%	394	(58)
Policy loans	5.09%	48	—	4.99%	48	—
Short-term investments and cash equivalents	4.99%	158	—	6.75%	210	1
Gross investment income before investment expenses	5.20%	2,976	(107)	5.17%	2,794	(409)
Investment expenses	(0.18)%	(204)	—	(0.18)%	(195)	—
Subtotal	5.02%	2,772	(107)	4.99%	2,599	(409)
Other investments (4)(5)		142	(939)		95	779
Total		2,914	(1,046)		2,694	370

	Six Months Ended June 30,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.46%	4,517	(122)	5.20%	4,130	(449)
Equity securities	2.00%	48	—	3.16%	54	—
Commercial mortgage and other loans	4.74%	901	(100)	4.51%	757	(81)
Policy loans	5.06%	96	—	4.98%	95	—
Short-term investments and cash equivalents	4.54%	351	—	6.12%	434	—
Gross investment income before investment expenses	5.23%	5,913	(222)	5.15%	5,470	(530)
Investment expenses	-0.18%	(405)	—	-0.19%	(377)	—
Subtotal	5.05%	5,508	(222)	4.96%	5,093	(530)
Other investments (4)(5)		285	(1,291)		262	710
Total		5,793	(1,513)		5,355	180
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments, and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Prior period amounts for "Realized Gains (Losses)" have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

ADJUSTED OPERATING INCOME IMPACT FROM ANNUAL ASSUMPTION UPDATES AND OTHER REFINEMENTS
(in millions)
	Three Months Ended June 30, 2025
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Change in Estimates of Liability for Future Policy Benefits	Deferral of Acquisition Costs	Amortization of Acquisition Costs	Operating Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement Strategies - Institutional Retirement Strategies	54	—	—	(54)	140	—	—	—	(32)
Retirement Strategies - Individual Retirement Strategies	—	—	—	78	—	—	(17)	20	(81)
Group Insurance	—	—	—	(11)	—	—	—	—	11
Individual Life	—	9	—	(28)	(67)	(2)	—	48	58
International Businesses	56	—	3	(1)	61	—	1	—	(2)
Corporate and Other	—	—	—	—	—	—	—	—	—
Total	110	9	3	(16)	134	(2)	(16)	68	(46)

	Three Months Ended June 30, 2024
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Change in Estimates of Liability for Future Policy Benefits	Deferral of Acquisition Costs	Amortization of Acquisition Costs	Operating Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement Strategies - Institutional Retirement Strategies	(334)	—	—	44	(510)	—	—	—	132
Retirement Strategies - Individual Retirement Strategies	(8)	—	—	—	(16)	—	—	—	8
Group Insurance	—	—	—	(25)	—	—	—	—	25
Individual Life	—	(22)	—	—	82	(6)	—	—	(98)
International Businesses	266	—	—	(1)	322	—	—	—	(55)
Corporate and Other	—	—	—	—	—	6	—	—	(6)
Total	(76)	(22)	—	18	(122)	—	—	—	6

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Six Months Ended June 30, 2025									Six Months Ended June 30, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	12,872	—	—	(1)	862	249	—	—	13,982	22,283	—	—	(1)	842	233	—	—	23,357
Policy charges and fee income	2,178	220	—	8	—	—	—	—	2,406	2,117	72	—	(57)	—	9	—	—	2,141
Net investment income	9,119	(6)	—	—	1,004	239	—	—	10,356	8,338	(9)	—	—	1,023	261	—	—	9,613
Realized investment gains (losses), net (3)	(305)	(1,791)	—	—	(255)	(78)	—	—	(2,429)	(258)	113	—	—	(299)	(30)	—	—	(474)
Asset management fees, commissions and other income	3,054	419	—	—	156	112	(83)	—	3,658	3,075	351	—	—	207	352	(56)	—	3,929
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(777)	—	—	—	—	—	(777)	—	—	(174)	—	—	—	—	—	(174)
Total revenues	26,918	(1,158)	(777)	7	1,767	522	(83)	—	27,196	35,555	527	(174)	(58)	1,773	825	(56)	—	38,392
Benefits and expenses:
Insurance and annuity benefits	14,539	202	—	(3)	1,593	394	—	—	16,725	23,911	3	—	(3)	1,625	388	—	—	25,924
Change in estimates of liability for future policy benefits	86	(251)	—	(71)	—	11	—	—	(225)	(14)	12	—	(70)	—	(121)	—	—	(193)
Interest credited to policyholders' account balances	2,218	(389)	—	—	57	77	—	—	1,963	1,854	384	—	—	59	88	—	—	2,385
Interest expense	1,048	—	—	—	(3)	3	—	—	1,048	1,009	—	—	—	—	6	—	—	1,015
Deferral of acquisition costs	(1,373)	(98)	—	—	—	—	—	—	(1,471)	(1,261)	—	—	—	—	(1)	—	—	(1,262)
Amortization of acquisition costs	768	40	—	—	6	—	—	—	814	725	16	—	—	6	3	—	—	750
Operating expenses	3,258	—	—	—	134	57	—	(28)	3,421	3,343	—	—	—	144	337	—	12	3,836
Variable expenses	3,189	100	—	—	20	19	(68)	1	3,261	2,993	—	—	—	2	122	14	1	3,132
Total benefits and expenses	23,733	(396)	—	(74)	1,807	561	(68)	(27)	25,536	32,560	415	—	(73)	1,836	822	14	13	35,587

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(82) million and $(157) million for six months ended June 30, 2025 and June 30, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(151) million and $474 million and certain derivatives of $60 million and $(20) million for six months ended June 30, 2025 and June 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2025									Three Months Ended June 30, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,426	—	—	(1)	445	112	—	—	6,982	7,277	—	—	—	433	110	—	—	7,820
Policy charges and fee income	1,070	174	—	5	—	—	—	—	1,249	1,061	22	—	—	—	2	—	—	1,085
Net investment income	4,600	(3)	—	—	511	118	—	—	5,226	4,218	(5)	—	—	509	127	—	—	4,849
Realized investment gains (losses), net (3)	(148)	(1,302)	—	—	(198)	(51)	—	—	(1,699)	(156)	198	—	—	(174)	(34)	—	—	(166)
Asset management fees, commissions and other income	1,558	609	—	—	189	89	(51)	—	2,394	1,449	11	—	—	43	106	(17)	—	1,592
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(426)	—	—	—	—	—	(426)	—	—	(297)	—	—	—	—	—	(297)
Total revenues	13,506	(522)	(426)	4	947	268	(51)	—	13,726	13,849	226	(297)	—	811	311	(17)	—	14,883
Benefits and expenses:
Insurance and annuity benefits	7,195	200	—	(5)	864	186	—	—	8,440	8,137	(47)	—	(2)	766	186	—	—	9,040
Change in estimates of liability for future policy benefits	100	(254)	—	(33)	—	12	—	—	(175)	(29)	10	—	(45)	—	(112)	—	—	(176)
Interest credited to policyholders' account balances	1,135	(64)	—	—	29	38	—	—	1,138	952	80	—	—	29	41	—	—	1,102
Interest expense	526	—	—	—	(1)	1	—	—	526	480	—	—	—	1	4	—	—	485
Deferral of acquisition costs	(689)	—	—	—	—	—	—	—	(689)	(614)	—	—	—	—	—	—	—	(614)
Amortization of acquisition costs	392	12	—	—	3	—	—	—	407	363	8	—	—	3	1	—	—	375
Operating expenses	1,634	—	—	—	69	14	—	—	1,717	1,511	—	—	—	72	114	—	4	1,701
Variable expenses	1,548	100	—	—	1	5	(33)	1	1,622	1,489	—	—	—	—	39	26	1	1,555
Total benefits and expenses	11,841	(6)	—	(38)	965	256	(33)	1	12,986	12,289	51	—	(47)	871	273	26	5	13,468

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(27) million and $(94) million for three months ended June 30, 2025 and June 30, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(47) million and $212 million and certain derivatives of $55 million and $(4) million for three months ended June 30, 2025 and June 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2024									Three Months Ended December 31, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	12,527	—	—	1	393	124	—	—	13,045	5,935	—	—	(1)	455	106	—	—	6,495
Policy charges and fee income	1,098	48	—	(35)	—	—	—	—	1,111	1,062	(21)	—	5	—	—	—	—	1,046
Net investment income	4,436	(3)	—	—	504	118	—	—	5,055	4,601	(5)	—	—	521	124	—	—	5,241
Realized investment gains (losses), net (3)	(191)	(1,428)	—	—	(233)	8	—	—	(1,844)	(136)	(664)	—	—	(237)	(74)	—	—	(1,111)
Asset management fees, commissions and other income	1,619	408	—	—	153	134	(45)	—	2,269	1,547	(603)	—	—	(42)	61	(34)	—	929
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(146)	—	—	—	—	—	(146)	—	—	(77)	—	—	—	—	—	(77)
Total revenues	19,489	(975)	(146)	(34)	817	384	(45)	—	19,490	13,009	(1,293)	(77)	4	697	217	(34)	—	12,523
Benefits and expenses:
Insurance and annuity benefits	13,321	(13)	—	(2)	714	196	—	—	14,216	6,843	7	—	2	644	181	—	—	7,677
Change in estimates of liability for future policy benefits	66	10	—	95	—	9	—	—	180	56	11	—	(58)	—	(33)	—	—	(24)
Interest credited to policyholders' account balances	1,038	(243)	—	—	28	40	—	—	863	1,057	206	—	—	30	41	—	—	1,334
Interest expense	485	—	—	—	—	4	—	—	489	525	—	—	—	(2)	3	—	—	526
Deferral of acquisition costs	(636)	—	—	—	—	—	—	—	(636)	(704)	—	—	—	—	—	—	—	(704)
Amortization of acquisition costs	356	8	—	—	3	—	—	—	367	364	8	—	—	3	—	—	—	375
Operating expenses	1,717	—	—	—	68	80	—	3	1,868	1,810	—	—	—	71	40	—	2	1,923
Variable expenses	1,582	—	—	—	2	8	(2)	—	1,590	1,687	—	—	—	3	5	(131)	1	1,565
Total benefits and expenses	17,929	(238)	—	93	815	337	(2)	3	18,937	11,638	232	—	(56)	749	237	(131)	3	12,672

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(92) million and $(178) million for three months ended September 30, 2024 and December 31, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(547) million and $509 million and certain derivatives of $21 million and $(30) million for three months ended September 30, 2024 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2025
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,446	—	—	—	417	137	—	—	7,000
Policy charges and fee income	1,108	46	—	3	—	—	—	—	1,157
Net investment income	4,519	(3)	—	—	493	121	—	—	5,130
Realized investment gains (losses), net (3)	(157)	(489)	—	—	(57)	(27)	—	—	(730)
Asset management fees, commissions and other income	1,496	(190)	—	—	(33)	23	(32)	—	1,264
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(351)	—	—	—	—	—	(351)
Total revenues	13,412	(636)	(351)	3	820	254	(32)	—	13,470
Benefits and expenses:
Insurance and annuity benefits	7,344	2	—	2	729	208	—	—	8,285
Change in estimates of liability for future policy benefits	(14)	3	—	(38)	—	(1)	—	—	(50)
Interest credited to policyholders' account balances	1,083	(325)	—	—	28	39	—	—	825
Interest expense	522	—	—	—	(2)	2	—	—	522
Deferral of acquisition costs	(684)	(98)	—	—	—	—	—	—	(782)
Amortization of acquisition costs	376	28	—	—	3	—	—	—	407
Operating expenses	1,624	—	—	—	65	43	—	(28)	1,704
Variable expenses	1,641	—	—	—	19	14	(35)	—	1,639
Total benefits and expenses	11,892	(390)	—	(36)	842	305	(35)	(28)	12,550

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(55) million for three months ended March 31, 2025. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(104) million and certain derivatives of $5 million for three months ended March 31, 2025.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests and redeemable noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests and redeemable noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

13. Group Life Insurance and Group Disability Insurance Administrative Expense Ratios:
Ratio of operating and variable expenses (excluding commissions) to net premiums plus policy charges and fee income, excluding third party administrators passthrough fees and expenses.

14. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

15. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

16. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

17. International Life Planners:
Captive insurance Advisors from Prudential of Japan and Brazil.

18. Life Consultants:
Captive insurance agents for Gibraltar Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

KEY DEFINITIONS AND FORMULAS

19. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

20. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

21. PGIM Asset Under Management:
Institutional Customers - Third Party - Consists of third-party institutional assets.

Retail Customers - Third Party - Consists of individual mutual funds and third-party sub-advisory relationships.

Affiliated - Includes the Company's general account assets, as well as certain separate account assets of the Company's insurance and retirement businesses managed by PGIM.

Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

22. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

23. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

24. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

25. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests and redeemable noncontrolling interests.

26. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

27. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2025

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of July 30, 2025
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of July 30, 2025

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.